UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 17, 2009

Metalico, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32453	52-2169780
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

186 North Ave. East, Cranford, New Jersey		07016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(908) 497-9610

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On March 17, 2009, Metalico, Inc. (the "Company") (a) dismissed McGladrey & Pullen, LLP ("McGladrey") as its independent registered public accounting firm, effective with the filing of its Annual Report on Form 10-K for the year ending December 31, 2008, and (b) appointed J.H. Cohn LLP ("Cohn") to serve as the Company's independent registered public accounting firm. The decision to dismiss McGladrey was recommended and approved by the Audit Committee of the Company's Board of Directors.

McGladrey's audit reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2007 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of McGladrey on the effectiveness of internal control over financial reporting as of December 31, 2007 and 2008 did not report any material weaknesses.

During the Company's two most recent fiscal years and the subsequent interim period from January 1, 2009 through March 16, 2009, there were no disagreements between the Company and McGladrey on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference to the subject matter of the disagreement in its report on the Company's consolidated financial statements.

During the Company's two most recent fiscal years and subsequent period from January 1, 2009 through March 16, 2009, there were no reportable events as defined by Item 304(a)(1)(v) of Regulation S-K.

The Company has provided McGladrey with a copy of the foregoing statements and has requested and received from McGladrey a letter addressed to the Securities and Exchange Commission stating whether or not McGladrey agrees with the above statements. A copy of the letter from McGladrey is attached as Exhibit 16.1 to this Form 8-K.

During the two most recent fiscal years and the subsequent interim period from January 1, 2009 through March 16, 2009, neither the Company nor anyone acting on behalf of the Company consulted Cohn regarding any matters or events set forth in Item 3.04(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1 Letter of McGladrey & Pullen, LLP to the Securities and Exchange Commission regarding change of certifying accountant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metalico, Inc.

March 20, 2009	By:	/s/ Carlos E. Aguero

Name: Carlos E. Aguero
Title: Chairman, President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter of McGladrey & Pullen, LLP to the Securities and Exchange Commission regarding change of certifying accountant